July 23, 2025

ULTIMUS MANAGERS TRUST

WAVELENGTH FUND

(WAVLX)

Supplement to the Summary Prospectus and Prospectus,
each dated September 28, 2024

This supplement updates certain information in the Summary Prospectus and Prospectus of the Wavelength Fund (the “Fund”), a series of Ultimus Managers Trust, to revise information contained therein as described below. For more information, or to obtain a copy of the Summary Prospectus or Prospectus, free of charge, please contact the Fund at 1-866-896-9292.

Effective July 31, 2025, the Fund will change its distribution frequency from quarterly to monthly.

The following disclosure replaces in its entirety the first sentence in the second paragraph in the section entitled “DIVIDENDS, DISTRIBUTIONS AND TAXES” on page 34 of the Prospectus:

The Fund expects to distribute substantially all of its net income to shareholders on a monthly basis and its net realized capital gains to shareholders at least annually.

Effective July 31, 2025, the Fund will reduce the minimum initial investment from $10,000 for regular accounts to $2,500 for regular accounts.

The following disclosure replaces in its entirety the first two sentences in the section entitled “PURCHASE AND SALE OF FUND SHARES” on page 8 of the Summary Prospectus:

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum investment is $2,500 for regular accounts.

The following disclosure replaces in its entirety the second paragraph in the section entitled “HOW TO BUY SHARES – Minimum Initial Investment” on page 26 of the Prospectus:

Minimum Initial Investment

The minimum initial investment for regular accounts is $2,500. This minimum investment requirement may be waived or reduced for any reason at the discretion of the Fund.

If you have any questions regarding the Fund, please call 1-866-896-9292.

Investors Should Retain this Supplement for Future Reference